Quarterly Holdings Report
for
Fidelity® SAI International Credit Fund
March 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ICR-NPRT1-0524
1.9908917.101
Nonconvertible Bonds - 54.5%
		Principal Amount (a)	Value ($)
Australia - 1.0%
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,589,000	1,469,914
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,529,000	1,652,952
6.75% 12/2/44 (Reg. S) (b)		298,000	296,883
TOTAL AUSTRALIA			3,419,749
Belgium - 0.8%
KBC Group NV 6.324% 9/21/34 (b)(c)		2,725,000	2,857,850
Denmark - 2.4%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	2,540,000	2,950,828
4.75% 6/21/30 (Reg. S) (b)	EUR	3,225,000	3,642,456
Jyske Bank A/S:
5% 10/26/28 (b)	EUR	810,000	900,932
5.125% 5/1/35 (Reg. S) (b)	EUR	773,000	851,431
TOTAL DENMARK			8,345,647
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,745,000	1,926,533
France - 5.5%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,555,000	2,232,543
2.5% 3/31/32 (Reg. S) (b)	EUR	1,700,000	1,739,984
4.125% 5/24/33 (Reg. S)	EUR	1,000,000	1,138,683
BPCE SA:
1.5% 1/13/42 (Reg. S) (b)	EUR	1,400,000	1,379,367
5.716% 1/18/30 (b)(c)		1,050,000	1,055,189
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	2,000,000	2,311,337
5.5% 1/25/35 (Reg. S)	GBP	1,000,000	1,240,327
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	1,600,000	1,758,474
4.25% 9/6/34 (Reg. S)	EUR	1,700,000	1,921,015
Societe Generale:
4.75% 11/24/25 (c)		255,000	250,064
6.691% 1/10/34 (b)(c)		3,270,000	3,427,662
Technip Energies NV 1.125% 5/28/28	EUR	643,000	629,089
TOTAL FRANCE			19,083,734
Germany - 7.2%
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	700,000	291,883
5% 4/27/27 (Reg. S) (b)	EUR	100,000	40,996
Aroundtown SA:
3% 10/16/29 (Reg. S)	GBP	100,000	97,186
3.625% 4/10/31 (Reg. S)	GBP	1,630,000	1,544,484
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	940,000	1,046,697
Bayer U.S. Finance LLC:
6.375% 11/21/30 (c)		1,550,000	1,584,890
6.5% 11/21/33 (c)		1,930,000	1,963,791
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	800,000	1,074,710
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	105,454
4% 6/24/32 (Reg. S) (b)	EUR	2,300,000	2,401,455
6.125% 12/12/30 (Reg. S) (b)	GBP	1,700,000	2,172,926
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	1,105,000	1,191,834
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,200,000	2,055,904
KfW 0.75% 1/15/29 (Reg. S)	EUR	4,700,000	4,632,698
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	700,000	801,623
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	1,700,000	1,862,198
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	500,000	498,498
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	900,000	927,598
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	700,000	702,331
TOTAL GERMANY			24,997,156
Hong Kong - 0.5%
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,828,000	1,622,350
Ireland - 2.0%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	574,000	608,113
2.25% 4/4/28 (Reg. S) (b)	EUR	3,392,000	3,505,345
5.25% 10/23/31 (Reg. S) (b)	EUR	1,830,000	2,128,879
6.608% 9/13/29 (b)(c)		204,000	212,663
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(c)		597,000	596,735
TOTAL IRELAND			7,051,735
Italy - 0.5%
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	600,000	625,732
Intesa Sanpaolo SpA 6.625% 6/20/33 (c)		1,155,000	1,198,449
TOTAL ITALY			1,824,181
Luxembourg - 2.7%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,434,000	5,056,487
1.75% 3/12/29 (Reg. S)	EUR	862,000	807,060
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	550,000	605,871
Logicor Financing SARL:
1.625% 1/17/30 (Reg. S)	EUR	600,000	559,302
2% 1/17/34 (Reg. S)	EUR	2,820,000	2,380,796
TOTAL LUXEMBOURG			9,409,516
Mexico - 0.5%
Petroleos Mexicanos 6.5% 3/13/27		1,859,000	1,747,479
Netherlands - 4.4%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	1,600,000	1,747,064
CTP BV 1.25% 6/21/29 (Reg. S)	EUR	2,760,000	2,563,599
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	1,400,000	1,554,475
4.75% 5/23/34 (Reg. S) (b)	EUR	3,800,000	4,407,939
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	300,000	327,116
Rabobank Nederland:
3.822% 7/26/34 (Reg. S)	EUR	300,000	330,151
4% 1/10/30 (Reg. S)	EUR	1,300,000	1,440,210
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	1,600,000	1,825,656
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	1,000,000	1,115,203
TOTAL NETHERLANDS			15,311,413
Poland - 0.3%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,258,000	1,160,400
Portugal - 0.1%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	400,000	408,345
Spain - 1.2%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (b)		1,600,000	1,623,727
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	2,300,000	2,528,903
TOTAL SPAIN			4,152,630
Sweden - 0.9%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	2,000,000	1,321,246
Samhallsbyggnadsbolaget I Norden AB 2.25% 8/12/27 (Reg. S)	EUR	2,715,000	1,946,806
TOTAL SWEDEN			3,268,052
Switzerland - 4.1%
Argentum Netherlands BV:
5.625% 8/15/52 (Reg. S) (b)		3,590,000	3,535,432
5.75% 8/15/50 (Reg. S) (b)		382,000	378,272
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		441,000	436,590
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	728,000	812,233
4.125% 6/9/33 (Reg. S) (b)	EUR	1,760,000	1,925,544
4.75% 3/17/32 (Reg. S) (b)	EUR	2,870,000	3,256,471
7.375% 9/7/33 (Reg. S) (b)	GBP	1,099,000	1,571,696
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		2,615,000	2,186,794
TOTAL SWITZERLAND			14,103,032
United Kingdom - 16.5%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	1,200,000	1,687,484
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	615,000	638,808
Barclays PLC:
3.375% 4/2/25 (Reg. S) (b)	EUR	185,000	199,587
5.262% 1/29/34 (Reg. S) (b)	EUR	3,645,000	4,241,220
7.437% 11/2/33 (b)		1,135,000	1,260,709
8.407% 11/14/32 (Reg. S) (b)	GBP	945,000	1,268,477
BAT Capital Corp.:
2.125% 8/15/25	GBP	101,000	121,878
5.834% 2/20/31		272,000	274,334
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	1,600,000	2,043,693
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	1,495,000	1,701,363
4.856% 5/23/33 (Reg. S) (b)	EUR	1,630,000	1,873,389
6.254% 3/9/34 (b)		1,200,000	1,264,638
6.8% 9/14/31 (b)	GBP	1,170,000	1,590,573
7.39% 11/3/28 (b)		460,000	489,400
8.201% 11/16/34 (Reg. S) (b)	GBP	485,000	674,150
Imperial Brands Finance Netherlands BV 5.25% 2/15/31 (Reg. S)	EUR	1,495,000	1,703,705
Imperial Tobacco Finance PLC 4.875% 6/7/32 (Reg. S)	GBP	1,395,000	1,645,289
John Lewis PLC 6.125% 1/21/25	GBP	2,031,000	2,558,043
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	1,172,000	1,340,857
4.5% 1/11/29 (Reg. S) (b)	EUR	2,015,000	2,242,969
4.75% 9/21/31 (Reg. S) (b)	EUR	3,535,000	4,007,477
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	2,645,000	2,823,596
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	1,259,000	1,446,125
4.771% 2/16/29 (Reg. S) (b)	EUR	2,250,000	2,516,348
7.416% 6/6/33 (Reg. S) (b)	GBP	1,455,000	1,919,284
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	2,006,000	1,985,386
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	1,240,000	1,359,285
Santander UK Group Holdings PLC 3.625% 1/14/26 (Reg. S)	GBP	550,000	674,135
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	975,000	1,175,404
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	345,000	384,512
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	751,000	995,915
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	1,370,000	1,540,309
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	2,607,000	2,541,504
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	900,000	1,081,978
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	630,000	624,819
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	1,755,000	2,409,685
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	525,000	649,429
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	235,000	270,987
TOTAL UNITED KINGDOM			57,226,744
United States of America - 3.3%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	1,069,000	1,301,420
Carrier Global Corp. 4.5% 11/29/32	EUR	800,000	915,081
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	500,000	630,790
Duke Energy Corp. 3.85% 6/15/34	EUR	1,238,000	1,322,060
Ford Motor Credit Co. LLC:
4.445% 2/14/30	EUR	850,000	932,161
6.86% 6/5/26	GBP	1,000,000	1,296,905
General Motors Financial Co., Inc. 2.25% 9/6/24 (Reg. S)	GBP	540,000	672,087
JPMorgan Chase & Co. 3.761% 3/21/34 (Reg. S) (b)	EUR	900,000	983,728
Morgan Stanley 3.955% 3/21/35 (Reg. S) (b)	EUR	950,000	1,040,033
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	385,000	414,570
Southern Co. 1.875% 9/15/81 (b)	EUR	1,211,000	1,141,896
Verizon Communications, Inc. 3.75% 2/28/36	EUR	775,000	839,380
TOTAL UNITED STATES OF AMERICA			11,490,111
TOTAL NONCONVERTIBLE BONDS (Cost $182,772,688)			189,406,657

U.S. Government and Government Agency Obligations - 25.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 25.1%
U.S. Treasury Bonds:
1.125% 8/15/40	700,000	433,316
2.25% 5/15/41 (e)	16,900,000	12,486,195
3.25% 5/15/42	580,200	493,193
3.625% 5/15/53	1,600,000	1,405,750
4% 11/15/42 (f)	6,000,000	5,651,719
4.5% 2/15/44	2,200,000	2,212,031
6.25% 5/15/30 (e)	18,050,000	19,974,860
U.S. Treasury Notes:
0.75% 3/31/26	5,000,000	4,632,813
1% 7/31/28	15,000,000	13,069,922
3.5% 2/15/33	200,000	189,414
3.75% 12/31/28	700,000	685,070
3.75% 12/31/30	1,600,000	1,555,688
4% 2/15/34	5,800,000	5,703,938
4.25% 2/28/29	6,420,000	6,428,527
4.375% 11/30/28	3,700,000	3,719,512
4.5% 11/15/33	4,250,000	4,344,297
4.625% 9/30/28	4,000,000	4,057,656

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $88,424,202)		87,043,901

Foreign Government and Government Agency Obligations - 9.5%
		Principal Amount (a)	Value ($)
Canada - 1.3%
Canadian Government 3.25% 12/1/33	CAD	6,200,000	4,495,847
Germany - 4.5%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	6,050,000	5,412,224
2.5% 7/4/44	EUR	1,000,000	1,080,865
3.25% 7/4/42	EUR	7,650,000	9,174,260
TOTAL GERMANY			15,667,349
Japan - 3.7%
Japan Government:
0.005% 4/1/24	JPY	706,450,000	4,666,733
0.005% 2/1/25	JPY	475,850,000	3,142,314
0.6% 6/20/24	JPY	777,450,000	5,142,376
TOTAL JAPAN			12,951,423
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $32,712,085)			33,114,619

Supranational Obligations - 1.6%
		Principal Amount (a)	Value ($)
European Investment Bank:
0.625% 1/22/29 (Reg. S)	EUR	1,100,000	1,077,150
3% 11/15/28 (Reg. S)	EUR	4,000,000	4,368,764
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $5,429,943)			5,445,914

Preferred Securities - 4.8%
		Principal Amount (a)	Value ($)
Australia - 0.3%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(d)		1,045,000	1,015,753
Czech Republic - 0.3%
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	1,740,000	938,600
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	637,000	597,957
Germany - 1.7%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	2,700,000	1,730,260
AT Securities BV USD Swap Semi-annual 30/360 5Y Index + 3.540% 7.747% (Reg. S) (b)(d)(g)		250,000	150,700
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	800,000	546,968
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	107,234
3.748% (Reg. S) (b)(d)	EUR	100,000	101,682
3.875% (Reg. S) (b)(d)	EUR	3,300,000	3,293,698
TOTAL GERMANY			5,930,542
Ireland - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (b)		718,000	712,854
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	410,000	439,564
TOTAL IRELAND			1,152,418
Sweden - 0.5%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	275,000	213,612
3.625% (Reg. S) (b)(d)	EUR	2,155,000	1,511,199
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	647,000	160,544
TOTAL SWEDEN			1,885,355
Switzerland - 0.1%
Credit Suisse Group AG Claim (h)		611,000	67,210
UBS Group AG 7% (Reg. S) (b)(d)		250,000	249,450
TOTAL SWITZERLAND			316,660
United Kingdom - 1.4%
Barclays PLC 7.125% (b)(d)	GBP	425,000	527,295
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	3,367,000	3,428,160
Mobico Group PLC 4.25% (Reg. S) (b)(d)	GBP	340,000	392,320
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	337,000	404,609
TOTAL UNITED KINGDOM			4,752,384
TOTAL PREFERRED SECURITIES (Cost $15,298,920)			16,589,669

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i) (Cost $13,579,856)	13,577,140	13,579,856

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $338,217,694)	345,180,616
NET OTHER ASSETS (LIABILITIES) - 0.6%	1,924,090
NET ASSETS - 100.0%	347,104,706

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	31	Jun 2024	2,354,965	(1,035)	(1,035)
TME 10 Year Canadian Note Contracts (Canada)	65	Jun 2024	5,774,685	37,764	37,764

TOTAL BOND INDEX CONTRACTS					36,729

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	44	Jun 2024	8,997,313	(6,964)	(6,964)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	33	Jun 2024	3,531,516	10,140	10,140
CBOT Long Term U.S. Treasury Bond Contracts (United States)	3	Jun 2024	361,313	7,071	7,071

TOTAL TREASURY CONTRACTS					10,247

TOTAL PURCHASED					46,976

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	41	Jun 2024	5,171,710	(102,723)	(102,723)

TOTAL FUTURES CONTRACTS					(55,747)
The notional amount of futures purchased as a percentage of Net Assets is 6.1%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	6,050,000	USD	4,454,076	JPMorgan Chase Bank, N.A.	4/01/24	12,352
EUR	1,000,000	USD	1,079,578	Canadian Imperial Bk. of Comm.	4/02/24	(728)
CAD	210,000	USD	155,818	Canadian Imperial Bk. of Comm.	4/12/24	(762)
CAD	332,000	USD	248,711	JPMorgan Chase Bank, N.A.	4/12/24	(3,576)
EUR	4,506,000	USD	4,900,242	Bank of America, N.A.	4/12/24	(36,995)
EUR	586,000	USD	631,937	Bank of America, N.A.	4/12/24	523
EUR	553,000	USD	599,139	Bank of America, N.A.	4/12/24	(2,296)
EUR	4,264,000	USD	4,611,712	Brown Brothers Harriman & Co	4/12/24	(9,652)
EUR	753,000	USD	820,280	Canadian Imperial Bk. of Comm.	4/12/24	(7,580)
EUR	566,000	USD	611,098	Canadian Imperial Bk. of Comm.	4/12/24	(224)
EUR	504,000	USD	551,423	Canadian Imperial Bk. of Comm.	4/12/24	(7,465)
EUR	795,000	USD	861,621	Citibank, N. A.	4/12/24	(3,592)
EUR	1,425,000	USD	1,558,219	JPMorgan Chase Bank, N.A.	4/12/24	(20,242)
EUR	180,000	USD	193,369	JPMorgan Chase Bank, N.A.	4/12/24	902
EUR	145,000	USD	158,025	JPMorgan Chase Bank, N.A.	4/12/24	(1,529)
EUR	173,000	USD	187,762	Royal Bank of Canada	4/12/24	(1,047)
EUR	153,000	USD	164,899	State Street Bank and Trust Co	4/12/24	231
GBP	2,350,000	USD	2,979,847	Bank of America, N.A.	4/12/24	(13,632)
GBP	739,000	USD	936,920	Bank of America, N.A.	4/12/24	(4,140)
GBP	663,000	USD	845,506	Brown Brothers Harriman & Co	4/12/24	(8,655)
GBP	279,000	USD	355,320	Brown Brothers Harriman & Co	4/12/24	(3,161)
GBP	131,000	USD	165,459	Brown Brothers Harriman & Co	4/12/24	(108)
GBP	460,000	USD	583,760	Brown Brothers Harriman & Co	4/12/24	(3,139)
GBP	286,000	USD	364,293	Goldman Sachs Bank USA	4/12/24	(3,298)
GBP	235,000	USD	298,226	JPMorgan Chase Bank, N.A.	4/12/24	(1,605)
GBP	236,000	USD	299,831	JPMorgan Chase Bank, N.A.	4/12/24	(1,947)
JPY	1,487,400,000	USD	10,355,870	JPMorgan Chase Bank, N.A.	4/12/24	(515,243)
USD	132,849	AUD	198,000	Brown Brothers Harriman & Co	4/12/24	3,786
USD	94,161	CAD	127,000	Brown Brothers Harriman & Co	4/12/24	389
USD	171,287	CAD	232,000	Brown Brothers Harriman & Co	4/12/24	(13)
USD	28,127	CAD	38,000	Canadian Imperial Bk. of Comm.	4/12/24	69
USD	308,686	CAD	413,000	JPMorgan Chase Bank, N.A.	4/12/24	3,743
USD	4,489,374	CAD	6,097,000	JPMorgan Chase Bank, N.A.	4/12/24	(12,410)
USD	611,616	EUR	555,000	BNP Paribas S.A.	4/12/24	12,614
USD	992,471	EUR	911,000	BNP Paribas S.A.	4/12/24	9,245
USD	10,033,352	EUR	9,157,000	Bank of America, N.A.	4/12/24	150,364
USD	2,388,246	EUR	2,174,000	Brown Brothers Harriman & Co	4/12/24	41,886
USD	1,015,719	EUR	932,000	Brown Brothers Harriman & Co	4/12/24	9,828
USD	397,712	EUR	365,000	Canadian Imperial Bk. of Comm.	4/12/24	3,774
USD	267,478	EUR	246,000	Canadian Imperial Bk. of Comm.	4/12/24	1,974
USD	1,382,467	EUR	1,274,000	Canadian Imperial Bk. of Comm.	4/12/24	7,461
USD	2,347,916	EUR	2,174,000	Canadian Imperial Bk. of Comm.	4/12/24	1,557
USD	140,151,224	EUR	127,651,000	Citibank, N. A.	4/12/24	2,379,756
USD	7,816,407	EUR	7,105,000	JPMorgan Chase Bank, N.A.	4/12/24	148,106
USD	172,293	EUR	158,000	JPMorgan Chase Bank, N.A.	4/12/24	1,766
USD	232,989	EUR	212,000	JPMorgan Chase Bank, N.A.	4/12/24	4,181
USD	52,736,092	GBP	41,453,000	Bank of America, N.A.	4/12/24	413,328
USD	245,817	GBP	194,000	Brown Brothers Harriman & Co	4/12/24	946
USD	664,134	GBP	526,000	Brown Brothers Harriman & Co	4/12/24	207
USD	270,246	GBP	211,000	Canadian Imperial Bk. of Comm.	4/12/24	3,918
USD	602,101	GBP	472,000	Canadian Imperial Bk. of Comm.	4/12/24	6,333
USD	205,945	GBP	163,000	Canadian Imperial Bk. of Comm.	4/12/24	203
USD	1,091,553	GBP	863,000	JPMorgan Chase Bank, N.A.	4/12/24	2,258
USD	5,167,794	JPY	779,800,000	Canadian Imperial Bk. of Comm.	4/12/24	8,643
USD	4,881,896	JPY	705,500,000	Citibank, N. A.	4/12/24	214,314
USD	10,503,193	JPY	1,488,450,000	Royal Bank of Canada	4/12/24	655,620
USD	3,198,738	JPY	476,550,000	Royal Bank of Canada	4/12/24	45,887

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						3,483,125
Unrealized Appreciation						4,146,164
Unrealized Depreciation						(663,039)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Assicurazioni Generali SpA	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,900,000	15,789	(19,062)	(3,273)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,600,000	(44,124)	42,553	(1,571)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	750,000	(20,683)	20,021	(662)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,150,000	(31,714)	30,684	(1,030)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	1,600,000	(356,030)	353,028	(3,002)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	550,000	(122,385)	120,880	(1,505)
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,350,000	(47,640)	2,868	(44,772)

TOTAL CREDIT DEFAULT SWAPS							(606,787)	550,972	(55,815)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,379,836 or 4.4% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $580,707.

(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $558,764.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing - Security is in default.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	12,171,582	34,828,568	33,420,294	183,678	-	-	13,579,856	0.0%
Total	12,171,582	34,828,568	33,420,294	183,678	-	-	13,579,856

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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